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                                                                    EXHIBIT 23.3

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Sonicblue Incorporated on Form S-4 of our report dated May 19, 2000, appearing in the Annual Report on Form 10-K of Sensory Science Corporation for the year ended March 31, 2000 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.



DELOITTE & TOUCHE LLP
Phoenix, Arizona

April 18, 2001